UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2023
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	001-07626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	SXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 9, 2023, the Board of Directors (the “Board”) of Sensient Technologies Corporation (the “Company”) adopted amendments to the Company’s Amended and Restated By-Laws (the “Amended By-Laws”), effective immediately, to update:

•
Sections 2.9 and 3.9 of the Amended By-Laws to address matters relating to the Securities and Exchange Commission’s requirements regarding universal proxies pursuant to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), including, among other things, addressing the color of proxy cards reserved for use by the Company, requiring that a shareholder’s nomination notice contain a representation that it intends to solicit proxies from shareholders representing at least 67% of the voting power of shares entitled to vote on the election of directors, and requiring the shareholder to provide reasonable evidence of satisfaction of the Universal Proxy Rules; and

•	Section 3.16 of the Amended By-Laws to reflect powers previously delegated by the Board to the Finance Committee regarding the Company’s hedging strategy and swap activities.

The foregoing description of the Amended By-Laws is qualified in its entirety by reference to the full text of the Amended By-Laws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated By-Laws of Sensient Technologies Corporation, dated February 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION

By:	/s/ John J. Manning
Name:	John J. Manning
Title:	Senior Vice President, General Counsel, and Secretary
Date:	February 14, 2023